Exhibit 99.1

Logiq Announces Closing of C$5.9 Million Initial Public Offering in Canada and Begins Trading on the NEO Exchange

New York, NY – June 21, 2021 – Logiq, Inc. (“Logiq” or the “Company”) (NEO: LGIQ) (OTCQX: LGIQ), a global provider of award-winning e-commerce and fintech solutions, today announced the closing of its initial public offering of 1,976,434 units of securities of the Company (the “Units”) in Canada at a price of C$3.00 per unit for aggregate gross proceeds of C$5,929,302 (the “Offering”). Each Unit consists of one share of common stock of Logiq (a “Unit Share”) and one purchase warrant (each, a “Warrant”). Each Warrant is exercisable to acquire one share of common stock of Logiq (a “Warrant Share”) at a price of C$3.50 per Warrant Share for a period of 36 months.

Logiq’s common stock will begin trading on the NEO Exchange at the opening of the market today under the symbol, LGIQ. It will continue to trade in the U.S. on The OTC Markets under the same symbol.

The Unit Shares, Warrants, Warrant Shares, and compensation options have been registered for resale under the Securities Act of 1933, as amended, pursuant to a prospectus supplement filed by Logiq dated June 21, 2021 (the “US Prospectus Supplement”) to Logiq’s registration statement on Form S-3 (File No. 333-248069) filed with the Securities and Exchange Commission (“Commission”) on August 17, 2020, which was declared effective by the Commission on August 26, 2020. The US Prospectus Supplement is available under the Company’s profile on www.sedar.com, and can be found on the Commission’s website at www.sec.gov/edgar.

Research Capital Corporation acted as the sole agent and sole bookrunner (the “Agent”) for the Offering. Logiq has granted the Agent an option (the “Over-Allotment Option”) to cover over-allotments and for market stabilization purposes, exercisable in whole or in part at the sole discretion of the Agent, at any time up to 30 days from the closing of the Offering, to increase the size of the offering by up to 15% of the number of Units (and/or the components thereof) sold pursuant to the Offering, on the same terms and conditions of the Offering.

The net proceeds of the Offering will be used for development of additional data analytics tools, sales generation and marketing, and for working capital requirements and other general corporate purposes.

A final prospectus dated June 9, 2021 (the “Canadian Prospectus”) has been filed with, and a receipt has been issued by, the securities commissions or similar securities regulatory authorities in each of the provinces of Canada, other than Quebec, containing important information relating to the common stock of Logiq. The Canadian Prospectus is available under the Company’s profile on www.sedar.com.

“As the premier exchange for emerging growth companies, we see the NEO further elevating our profile in the investment community as a highly-differentiated global provider of e-commerce and fintech solutions for small- and medium-sized businesses or SMBs,” stated Logiq’s president and executive chairman, Brent Suen. “Along with this, we expect the greater liquidity and transparency of the NEO to broaden our shareholder base and significantly enhance shareholder value over the near and long term.”

“Given the recent transformation and acceleration in our business, the timing for our NEO listing could not be more perfect,” added Suen. “For this we extend our deepest thanks to our representative team at the NEO for their tremendous help and guidance during the listing process. They have well-earned their status as a non-venture stock exchange and as a recognized champion of Canada’s innovation economy.”

Logiq recently reported a 23% sequential increase in revenue for the first quarter of 2021, reaching $8.1 million or $31 million on a trailing 12-month basis, with this primarily due to accelerating growth in its DataLogiq business.

DataLogiq enables SMBs to more effectively compete against companies of any size. Its AI-powered digital marketing technology is now available to small-to-medium sized brands and agencies. It has been gaining traction with these companies to use its advanced AI technology to level the playing field with their larger rivals.

Logiq’s AppLogiq business provides m-commerce and mobile fintech solutions to hundreds of thousands of SMBs around the world. In Southeast Asia, it offers a mobile application development platform-as-a-service (PaaS) which enables SMBs to create mobile apps for their business with little technical expertise or know-how. The AppLogiq platform also includes a mobile fintech payment platform and a hyper-local food delivery service designed for emerging markets.

“As we look ahead in 2021, we believe we have only scratched the surface of largely unrepresented SMBs who require the higher-level of e-commerce technology and services that we can provide,” commented Logiq CEO Tom Furukawa. “Our NEO listing reflects how we are looking to take advantage of the strong market trends that are driving the phenomenal growth of e-commerce worldwide.”

The global market for marketing automation software is expected to exceed $14.1 billion by 2024, climbing at a compound annual growth rate of more than 19%. As e-commerce sales now reach upwards of $4.9 trillion as part of the $27 trillion global retail industry, it is mostly only the largest brands who are capitalizing on their fullest potential. In the U.S. alone, the top 10 e-commerce players account for 63.2% of all online sales.

The SMB segment is largely unrepresented in these trends, and to succeed, they need access to more effective but affordable marketing technology and services. Logiq addresses these needs by providing SMBs powerful e-commerce solutions that enable them to compete against even the top players in the industry.

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“We share a common vision with the NEO Exchange in terms of leveling the playing field for the stakeholders in our respective industries,” added Furukawa. “NEO provides an exceptionally fair and transparent trading platform for investors and public companies, while Logiq enables smaller businesses to more effectively compete against e-commerce companies of any size. We look forward to a rewarding partnership with the NEO Exchange over the years ahead.”

Logiq joins over 140 corporations and funds listed on the NEO Exchange. NEO consistently facilitates about 15% of all volume traded in Canadian-listed companies and roughly 20% of all volume traded in Canadian ETFs. Investors can trade shares of LGIQ through their usual investment channels, including discount brokerage platforms and full-service dealers.

About the NEO Exchange

The NEO Exchange is Canada’s stock exchange for the innovation economy, bringing together investors and capital raisers within a fair, liquid, efficient, and service-oriented environment. Fully operational since June 2015, NEO puts investors first and provides access to trading across all Canadian-listed securities on a level playing field. NEO is a non-venture stock exchange and only lists senior companies and investment products seeking a stock exchange that enables investor trust, quality liquidity, and broad awareness including unfettered access to market data. Connect with NEO: Website | LinkedIn | Twitter | Instagram | Facebook

About Logiq Inc.

Logiq Inc. is a U.S.-based leading global provider of e-commerce and fintech business enablement solutions. Its DataLogiq business segment provides a data-driven, end-to-end e-commerce marketing solution. Its AI-powered LogiqX™ data engine delivers valuable consumer insights that enhance the ROI of online marketing spend. The company’s Fixel technology offers simplified online marketing with critical privacy features.

In its AppLogiq business segment, Logiq’s platform-as-a-service, branded as CreateAPP, enables small- and medium-sized businesses worldwide to easily create and deploy a native mobile app for their business without technical knowledge or background. CreateAPP empowers businesses to reach more customers, increase sales, manage logistics, and promote their products and services in an easy, affordable, and highly efficient way. CreateAPP is offered in 14 languages across 10 countries and three continents, including some of the fastest-growing emerging markets in Southeast Asia. The company’s PayLogiq offers mobile payments, and GoLogiq offers hyper-local food delivery services. Connect with Logiq: Website | LinkedIn | Twitter| Facebook

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Forward-Looking Disclaimer

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the Safe Harbor created by those sections. This press release also contains forward-looking statements and forward-looking information within the meaning of Canadian securities legislation that relate to Logiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will likely result", "are expected to", "expects", "will continue", "is anticipated", "anticipates", "believes", "estimated", "intends", "plans", "forecast", "projection", "strategy", "objective" and "outlook") are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward-looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond Logiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. In particular and without limitation, this press release contains forward-looking statements regarding our products and services, use of PaaS platform, the use and/or ongoing demand for the Company's products and services from SMBs, the expectations of future revenue growth may not be realized, the impact of global pandemics (including COVID-19) on the demand for our products and services, and other risks described in the Company’s prior press releases and in its filings with the Securities and Exchange Commission (SEC) and filings made pursuant to Canadian securities legislation that are available on www.sedar.com, including under the heading "Risk Factors" in the Company's Canadian Prospectus, Annual Report on Form 10-K and any subsequent public filings.

Logiq undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for Logiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

Company Contact

Brent Suen, President

Logiq, Inc.

Email contact

Media & Investor Contact

Ronald Both or Grant Stude

CMA Investor & Media Relations

Tel (949) 432-7566

Email contact

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